SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K
                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 3, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

                   1-14764                               11-3415180
           (Commission File Number)                     (IRS Employer
                                                    Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                    1-9046                               11-2776686
           (Commission File Number)                     (IRS Employer
                                                    Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 3, 2005 and March 4, 2005, Cablevision Systems Corporation (the "Company") entered into amendments to its employment arrangements with James L. Dolan, the Company's President and Chief Executive Officer, Hank J. Ratner, the Company's Vice Chairman, Michael P. Huseby, the Company's Chief Financial Officer, Thomas M. Rutledge, the Company's Chief Operating Officer, and certain other officers of the Company (the "Affected Officers") to amend those employment arrangements to comply with the new requirements imposed on deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended.

         The employment arrangements with the Affected Officers have been amended to provide that if amounts owed to them upon termination of their employment are subject to the new requirements, those payments and benefits will be delayed by up to six months in order to prevent imposition of an additional tax. These amounts would be paid to a trust for their benefit and then distributed to them with earnings six months later. The amendments also clarify that when they terminate employment, their equity-based awards will not be extended beyond their regularly scheduled term (as if they had not been terminated).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CABLEVISION SYSTEMS CORPORATION


                                         By:  /s/ Hank J. Ratner
                                             -----------------------------------
                                             Name:  Hank J. Ratner
                                             Title: Vice Chairman


Dated: March 9, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CSC HOLDINGS, INC.


                                         By:  /s/ Hank J. Ratner
                                             -----------------------------------
                                             Name:  Hank J. Ratner
                                             Title: Vice Chairman

Dated:  March 9, 2005